Rule 497(e)
File Nos. 002-89550 and 811-03972

FUTUREFUNDS SERIES ACCOUNT
of
Great-West Life & Annuity Insurance Company

Group Flexible Premium Variable Annuity Contracts

Supplement dated June 7, 2017
to the Prospectus dated May 1, 2017

This Supplement amends certain information contained in the Prospectus dated May 1, 2017

1.	Great-West Profile Funds Merger:
As previously announced in the Supplement dated April 17, 2017 to the Prospectus dated April 22, 2016, and also referenced in the May 1, 2017 Prospectus, the merger of the Great-West Profile I Funds (the acquired funds) into the Great-West Profile II Funds (the acquiring funds) was expected to occur on or about June 16, 2017. The merger date has been delayed to on or about July 14, 2017.

2.	Great-West Stock Index Fund Merger:
As previously announced in the Supplement dated April 17, 2017 to the Prospectus dated April 22, 2016, and also referenced in the May 1, 2017 Prospectus, the merger of the Great-West Stock Index Fund (the acquired fund) into the Great-West S&P 500® Index Fund (the acquiring fund), was expected to occur on or about June 16, 2017. The merger has been delayed to on or about July 14, 2017.

3.	Great-West U.S. Government Mortgage Securities Fund Name Change:
Effective on or about July 14, 2017, the Great-West U.S. Government Mortgage Securities Fund will be re-named the Great-West U.S. Government Securities Fund. Therefore, effective on or about July 14, 2017, all references in the Prospectus or Statement of Additional Information to this Fund are amended to be references to the Great-West U.S. Government Securities Fund.

If you have any questions regarding this Supplement, please call Great-West toll-free at (800) 537-2033.

This Supplement must be accompanied by, and read in conjunction with, the current Prospectus and
Statement of Additional Information dated May 1, 2017.

Please read this Supplement carefully and retain it for future reference.